UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
October 24, 2005

(Date of Earliest Event Reported: October 19, 2005)

EL PASO PRODUCTION HOLDING COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	33-106586	76-0637534
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01. Entry into a Material Definitive Agreement.

On September 2, 2005, El Paso Production Holding Company (“EPPH”) filed with the Securities and Exchange Commission a current report on Form 8-K (the “Prior Form 8-K”) in which EPPH announced that on August 30, 2005 EPPH and certain of our subsidiaries, El Paso Production Company (“EPC”), El Paso Energy Raton Corporation (“Raton”), and El Paso Production GOM, Inc. (“GOM”, together with EPPH, EPC and Raton, the “Borrowers”), entered into a $500 million senor secured Credit Agreement (“Credit Agreement”). A copy of the Credit Agreement was included as an exhibit to the Prior Form 8-K.

On October 19, 2005, the Borrowers entered into an amendment and restatement of the secured Credit Agreement (the “Restated Credit Agreement”), which is attached as an exhibit hereto and incorporated by reference. The several banks and other financial institutions that are parties to the Restated Credit Agreement are identified in the exhibits hereto.

The Restated Credit Agreement is substantially the same as the Credit Agreement, except that it reflects the inclusion of additional lenders following the syndication of the loan. The Restated Credit Agreement also reflects immaterial changes to certain of the restrictive covenants and the correction of typographical errors. Pursuant to the terms of the Restated Credit Agreement, all obligations under the Credit Agreement are joint and several obligations of the Borrowers and are secured by certain oil and gas reserves and properties of the Borrowers. Certain of EPPH’s other subsidiaries may from time to time guarantee all of the borrowings under the Restated Credit Agreement. The revolving loans under the Restated Credit Agreement mature in August 2010, but amounts may be repaid and reborrowed thereunder during the term of the facilities.

A description of the interest rate on outstanding borrowings, the fee payable on unborrowed funds, the restrictive covenants, the financial covenants, the events of default and the remedies available to the lenders upon an event of default (all of which are the same as are in the Credit Agreement) are contained in the Prior Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(b)	Exhibits.

Exhibit Number	Description
10.A
Amended and Restated Credit Agreement, dated as of October 19, 2005, among El Paso Production Holding Company, El Paso Production Company, El Paso Energy Raton Corporation and El Paso Production GOM, Inc., as Borrowers, and Fortis Capital Corp., The Royal Bank of Scotland plc, The Bank of Nova Scotia, Societe Generale and WESTLB AG, New York Branch and the Several Lenders from time to time Parties thereto.

10.B	Form of Guarantee Agreement made by the Guarantors in favor of Fortis Capital Corp., as agent for the Creditors (included in Exhibit 10.A above).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO PRODUCTION HOLDING COMPANY

By:	/s/ Gene T. Waguespack
Gene T. Waguespack
Senior Vice President, Treasurer and Controller
(Principal Accounting Officer)

Dated:  October 24, 2005

EXHIBIT INDEX

Exhibit Number	Description

10.A
Amended and Restated Credit Agreement, dated as of October 19, 2005, among El Paso Production Holding Company, El Paso Production Company, El Paso Energy Raton Corporation and El Paso Production GOM, Inc., as Borrowers, and Fortis Capital Corp., The Royal Bank of Scotland plc, The Bank of Nova Scotia, Societe Generale and WESTLB AG, New York Branch and the Several Lenders from time to time Parties thereto.

10.B	Form of Guarantee Agreement made by the Guarantors in favor of Fortis Capital Corp., as agent for the Creditors (included in Exhibit 10.A above).